Trade and Other Payables	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables
15 - TRADE AND OTHER PAYABLES

	$ million
	Dec 31, 2019		Dec 31, 2018
	Current	Non-current	Current	Non-current
Trade payables	29,497	—	30,351	—
Other payables	6,356	2,060	5,597	2,413
Amounts due to joint ventures and associates	3,312	40	2,851	33
Accruals and deferred income	10,043	242	10,089	289
Total	49,208	2,342	48,888	2,735

The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.

Other payables include amounts due to joint arrangement partners and in respect of other project-related items.

Information about offsetting, collateral and liquidity risk is presented in Note 19.